Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Third Quarter 2021

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

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Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

Full Service Retirement Business - In July 2021, the Company entered into an agreement with Great-West & Annuity Insurance Company to sell the Company's Full Service Retirement business. Beginning with the third quarter of 2021, the Company is reporting the assets and liabilities of the Full Service Retirement business as "held-for-sale" and has transferred the results of this business to Divested and Run-off Businesses within Corporate and Other operations. All prior period amounts have been restated to conform to the current period presentation. The transaction is expected to close by the end of the first quarter of 2022, subject to the receipt of regulatory approvals and the satisfaction of customary closing conditions.

Individual Annuities Business - In September 2021, the Company entered into a definitive agreement to sell a portion of its in-force traditional variable annuity block of business to Fortitude Group Holdings LLC. Beginning with the third quarter of 2021, the Company is reporting the assets and liabilities of this block of business as "held-for-sale" with results continuing to be reported within the Individual Annuities segment. The transaction is expected to close in the first half of 2022, subject to the receipt of regulatory approvals and the satisfaction of customary closing conditions.

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Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

FINANCIAL METRICS SUMMARY
(in millions, except per share and return on equity data)

	2020		2021			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2020	2021	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	370	404	651	315	327	858	1,293	51%
U.S. Businesses	848	794	843	1,047	1,090	1,909	2,980	56%
International Businesses	775	790	871	803	887	2,162	2,561	18%
Corporate and Other	(493)	(521)	(322)	(336)	(460)	(1,446)	(1,118)	23%
Total adjusted operating income before income taxes	1,500	1,467	2,043	1,829	1,844	3,483	5,716	64%
Income taxes, applicable to adjusted operating income	262	337	425	389	357	700	1,171	67%
After-tax adjusted operating income	1,238	1,130	1,618	1,440	1,487	2,783	4,545	63%
Income (loss) attributable to Prudential Financial, Inc.	1,487	819	2,828	2,158	1,530	(1,193)	6,516	646%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	13.3%	11.9%	16.5%	14.2%	14.5%	9.6%	15.1%
Return on Average Equity (based on net income (loss))	9.0%	4.9%	18.0%	14.3%	9.8%	-2.5%	13.9%
Distributions to Shareholders
Dividends paid	441	442	467	460	451	1,327	1,378	4%
Share repurchases	—	—	375	875	875	500	2,125	325%
Total capital returned	441	442	842	1,335	1,326	1,827	3,503	92%
Per Share Data
Net income (loss) (diluted)	3.70	2.03	6.98	5.40	3.90	(3.06)	16.32	633%
Adjusted Operating Income (diluted)	3.08	2.80	3.99	3.60	3.78	6.91	11.38	65%
Shareholder dividends	1.10	1.10	1.15	1.15	1.15	3.30	3.45	5%
Book value	165.75	167.81	145.05	160.31	160.29
Book value excluding AOCI and FX (2)	94.36	94.79	100.49	104.39	106.85
Shares Outstanding
Weighted average number of common shares (basic)	395.3	396.2	396.3	391.1	383.8	395.6	390.4	-1%
Weighted average number of common shares (diluted)	397.1	398.3	398.8	394.1	386.8	397.6	393.2	-1%
End of period common shares (basic)	395.4	396.4	394.3	386.8	378.9
End of period common shares (diluted)	399.5	401.8	400.1	393.3	386.1

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(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amounts included for foreign currency exchange rate remeasurement as described on page 3.
(2) AOCI represents accumulated other comprehensive income and FX represents the remeasurement of foreign currency. See page 3 for further details.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2020		2021			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2020	2021

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income	3.08	2.80	3.99	3.60	3.78	6.91	11.38
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	0.42	(2.99)	2.65	0.91	0.25	(7.82)	3.84
Market experience updates	(0.34)	0.94	0.76	0.57	(0.51)	(2.56)	0.84
Divested and Run-off Businesses:
Closed Block division	0.02	(0.02)	0.09	0.08	0.07	(0.04)	0.23
Other Divested and Run-off Businesses	(0.21)	0.29	0.11	0.86	0.12	(1.43)	1.10
Difference in earnings allocated to participating unvested share-based payment awards	(0.01)	0.01	(0.05)	(0.03)	—	0.05	(0.07)
Other adjustments (1)	(0.03)	(0.04)	(0.03)	(0.03)	(0.02)	0.16	(0.09)
Total reconciling items, before income taxes	(0.15)	(1.81)	3.53	2.36	(0.09)	(11.64)	5.85
Income taxes, not applicable to adjusted operating income	(0.77)	(1.04)	0.54	0.56	(0.21)	(1.67)	0.91
Total reconciling items, after income taxes	0.62	(0.77)	2.99	1.80	0.12	(9.97)	4.94
Net income (loss) attributable to Prudential Financial, Inc.	3.70	2.03	6.98	5.40	3.90	(3.06)	16.32
Weighted average number of outstanding common shares (basic)	395.3	396.2	396.3	391.1	383.8	395.6	390.4
Weighted average number of outstanding common shares (diluted)	397.1	398.3	398.8	394.1	386.8	397.6	393.2
For earnings per share of Common Stock calculation:
Net income (loss) attributable to Prudential Financial, Inc.	1,487	819	2,828	2,158	1,530	(1,193)	6,516
Less: Earnings allocated to participating unvested share-based payment awards	18	10	44	31	23	16	98
Net income (loss) attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	1,469	809	2,784	2,127	1,507	(1,209)	6,418
After-tax adjusted operating income	1,238	1,130	1,618	1,440	1,487	2,783	4,545
Less: Earnings allocated to participating unvested share-based payment awards	15	13	26	20	23	34	69
After-tax adjusted operating income for earnings per share of Common Stock calculation	1,223	1,117	1,592	1,420	1,464	2,749	4,476

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(1) Represents adjustments not included in the above reconciling items. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2020		2021
	3Q	4Q	1Q	2Q	3Q

Capitalization Data (1):
Senior Debt:
Short-term Debt	1,113	925	867	909	909
Long-term Debt	12,558	12,103	12,117	12,055	11,070
Junior Subordinated Long-term Debt	7,611	7,615	7,613	7,615	7,617
Prudential Financial, Inc. Equity:
Including accumulated other comprehensive income	66,217	67,425	58,036	63,048	61,887
Excluding accumulated other comprehensive income (2)	36,216	36,687	38,817	39,771	40,051
Amount included above for remeasurement of foreign currency (3)	(1,482)	(1,399)	(1,388)	(1,287)	(1,205)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)	37,698	38,086	40,205	41,058	41,256
Book Value per Share of Common Stock:
Including accumulated other comprehensive income	165.75	167.81	145.05	160.31	160.29
Excluding accumulated other comprehensive income (2)	90.65	91.31	97.02	101.12	103.73
Amount included above for remeasurement of foreign currency (3)	(3.71)	(3.48)	(3.47)	(3.27)	(3.12)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)	94.36	94.79	100.49	104.39	106.85
End of period number of common shares (diluted)	399.5	401.8	400.1	393.3	386.1
Common Stock Price Range (based on closing price):
High	70.74	81.29	93.87	108.51	108.01
Low	58.03	61.67	76.40	92.71	95.71
Close	63.52	78.07	91.10	102.47	105.20
Common Stock market capitalization (1)	25,116	30,947	35,921	39,635	39,860

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(1) As of end of period.
(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

OPERATIONS HIGHLIGHTS

	2020		2021
	3Q	4Q	1Q	2Q	3Q

Assets Under Management and Administration (in billions) (1)(2):
PGIM:
Institutional customers	591.0	614.9	591.8	618.6	625.3
Retail customers	343.0	372.0	381.0	401.2	395.4
General account	509.1	511.7	478.5	491.6	493.2
Total PGIM	1,443.1	1,498.6	1,451.3	1,511.4	1,513.9
U.S. Businesses (3)	159.8	171.7	159.7	162.6	160.0
International Businesses	12.7	14.3	14.5	13.2	12.1
Corporate and Other (3)	32.5	36.3	37.9	42.8	40.6
Total assets under management	1,648.1	1,720.9	1,663.4	1,730.0	1,726.6
Assets under administration	306.1	341.7	360.7	372.2	372.4
Total assets under management and administration	1,954.2	2,062.6	2,024.1	2,102.2	2,099.0
Distribution Representatives (1):
Prudential Advisors	3,074	3,023	3,019	3,005	2,979
International Life Planners	6,312	6,066	6,160	6,071	6,138
Gibraltar Life Consultants	7,276	7,254	7,144	7,088	7,094
Prudential Advisor Productivity (in thousands)	61	84	71	80	83

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(1) As of end of period.
(2) At fair market value.
(3) The amounts for third and fourth quarters of 2020 have been reclassified to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2020		2021			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2020	2021	% change

Revenues (1):
Premiums	6,631	7,505	6,887	6,086	12,651	20,113	25,624	27%
Policy charges and fee income	1,402	1,490	1,492	1,393	1,589	4,276	4,474	5%
Net investment income	3,341	3,535	3,387	3,490	3,666	9,597	10,543	10%
Asset management fees, commissions and other income	1,493	2,065	1,990	1,649	1,757	3,701	5,396	46%
Total revenues	12,867	14,595	13,756	12,618	19,663	37,687	46,037	22%
Benefits and expenses (1):
Insurance and annuity benefits	7,204	8,303	7,530	6,692	13,520	21,697	27,742	28%
Interest credited to policyholders' account balances	692	684	684	667	665	2,097	2,016	-4%
Interest expense	398	386	375	370	367	1,179	1,112	-6%
Deferral of acquisition costs	(695)	(676)	(691)	(608)	(646)	(1,945)	(1,945)	—%
Amortization of acquisition costs	483	485	542	503	525	1,593	1,570	-1%
General and administrative expenses	3,285	3,946	3,273	3,165	3,388	9,583	9,826	3%
Total benefits and expenses	11,367	13,128	11,713	10,789	17,819	34,204	40,321	18%
Adjusted operating income before income taxes	1,500	1,467	2,043	1,829	1,844	3,483	5,716	64%
Income taxes, applicable to adjusted operating income	262	337	425	389	357	700	1,171	67%
After-tax adjusted operating income	1,238	1,130	1,618	1,440	1,487	2,783	4,545	63%
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	167	(1,189)	1,055	358	98	(3,111)	1,511	149%
Market experience updates	(134)	376	304	225	(199)	(1,016)	330	132%
Divested and Run-off Businesses:
Closed Block division	8	(9)	34	31	27	(15)	92	713%
Other Divested and Run-off Businesses	(83)	117	45	339	48	(567)	432	176%
Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	1	152	(54)	4	(3)	(62)	(53)	15%
Other adjustments (2)	(12)	(14)	(13)	(13)	(9)	65	(35)	-154%
Total reconciling items, before income taxes	(53)	(567)	1,371	944	(38)	(4,706)	2,277	148%
Income taxes, not applicable to adjusted operating income	(312)	(425)	211	220	(98)	(693)	333	148%
Total reconciling items, after income taxes	259	(142)	1,160	724	60	(4,013)	1,944	148%
Income (loss) before income taxes and equity in earnings of operating joint ventures	1,447	900	3,414	2,773	1,806	(1,223)	7,993	754%
Income tax expense (benefit)	(50)	(88)	636	609	259	7	1,504	21386%
Income (loss) before equity in earnings of operating joint ventures	1,497	988	2,778	2,164	1,547	(1,230)	6,489	628%
Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(10)	(169)	50	(6)	(17)	37	27	-27%
Income (loss) attributable to Prudential Financial, Inc.	1,487	819	2,828	2,158	1,530	(1,193)	6,516	646%
Earnings attributable to noncontrolling interests	20	203	(24)	25	35	25	36	44%
Net income (loss)	1,507	1,022	2,804	2,183	1,565	(1,168)	6,552	661%
Less: Income (loss) attributable to noncontrolling interests	20	203	(24)	25	35	25	36	44%
Net income (loss) attributable to Prudential Financial, Inc.	1,487	819	2,828	2,158	1,530	(1,193)	6,516	646%
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(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, revenues of Divested and Run-off Businesses, and changes in the fair value of contingent consideration associated with the Assurance IQ acquisition, and include revenues representing equity in earnings of operating joint ventures other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates. See pages 36 and 37 for reconciliation.
(2) Represents adjustments not included in the above reconciling items. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

CONSOLIDATED BALANCE SHEETS
(in millions)

	09/30/2020	12/31/2020	03/31/2021	06/30/2021	09/30/2021

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value
(net of allowance for credit losses $152; $133; $131; $80; $92) (amortized cost $346,511; $354,470; $341,122; $338,942; $332,957)	400,816	412,905	378,596	382,981	373,252
Fixed maturities, held-to-maturity, at amortized cost, net of allowance for credit losses
(net of allowance for credit losses $9; $9; $7; $7; $6) (fair value $2,264; $2,298; $2,125; $1,987; $1,956)	1,901	1,930	1,801	1,662	1,644
Fixed maturities, trading, at fair value
(amortized cost $4,353; $3,670; $6,602; $6,690; $9,583)	4,371	3,914	6,202	6,567	9,548
Assets supporting experience-rated contractholder liabilities, at fair value	23,961	24,115	24,027	24,596	3,424
Equity securities, at fair value
(cost $5,395; $5,968; $5,973; $5,413; $5,100)	7,025	8,135	8,492	8,018	7,727
Commercial mortgage and other loans
(net of allowance for credit losses $235; $235; $224; $172; $117)	64,541	65,425	64,554	64,359	57,786
Policy loans	11,502	11,271	10,990	10,652	10,471
Other invested assets
(net of allowance for credit losses $2; $2; $2; $2; $2)	16,921	18,125	18,863	20,384	20,205
Short-term investments
(net of allowance for credit losses $1; $1; $2; $0; $0)	10,015	7,800	5,304	6,325	4,733
Total investments	541,053	553,620	518,829	525,544	488,790
Cash and cash equivalents	20,658	13,701	16,099	15,145	15,605
Accrued investment income	3,129	3,193	3,063	3,037	2,808
Deferred policy acquisition costs	18,599	19,027	19,273	19,029	18,067
Value of business acquired	1,131	1,103	1,006	1,057	815
Other assets
(net of allowance for credit losses $9; $11; $13; $15; $16) (1)	21,536	22,801	22,567	21,957	164,645
Separate account assets	305,483	327,277	326,443	340,692	241,852
Total assets	911,589	940,722	907,280	926,461	932,582
Liabilities:
Future policy benefits	303,733	306,343	290,536	289,233	291,721
Policyholders' account balances	159,346	161,682	160,227	159,548	122,337
Securities sold under agreements to repurchase	10,874	10,894	9,384	9,557	9,899
Cash collateral for loaned securities	3,071	3,499	4,673	4,431	4,382
Income taxes	12,111	12,022	9,336	10,196	10,540
Senior short-term debt	1,113	925	867	909	909
Senior long-term debt	12,558	12,103	12,117	12,055	11,070
Junior subordinated long-term debt	7,611	7,615	7,613	7,615	7,617
Other liabilities
(net of allowance for credit losses $19; $20; $20; $20; $21) (1)	27,557	29,847	27,023	28,257	169,414
Notes issued by consolidated variable interest entities	1,242	305	285	284	282
Separate account liabilities	305,483	327,277	326,443	340,692	241,852
Total liabilities	844,699	872,512	848,504	862,777	870,023
Equity:
Accumulated other comprehensive income	30,001	30,738	19,219	23,277	21,836
Other equity	36,216	36,687	38,817	39,771	40,051
Total Prudential Financial, Inc. equity	66,217	67,425	58,036	63,048	61,887
Noncontrolling interests	673	785	740	636	672
Total equity	66,890	68,210	58,776	63,684	62,559
Total liabilities and equity	911,589	940,722	907,280	926,461	932,582

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(1) September 30, 2021 balances include the carrying amounts of Assets and Liabilities held-for-sale related to the pending dispositions of the Full Service Retirement Business and a portion of Individual Annuities’ Traditional Variable Annuity Block of Business.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

COMBINING BALANCE SHEETS
(in millions)
	As of September 30, 2021

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	488,790	58,443	430,347	4,647	186,770	205,189	33,741
Deferred policy acquisition costs	18,067	194	17,873	—	10,563	7,681	(371)
Other assets (1)	183,873	1,585	182,288	4,667	74,706	10,942	91,973
Separate account assets	241,852	—	241,852	42,546	203,058	—	(3,752)
Total assets	932,582	60,222	872,360	51,860	475,097	223,812	121,591
Liabilities:
Future policy benefits	291,721	45,797	245,924	—	108,491	128,486	8,947
Policyholders' account balances	122,337	4,769	117,568	—	59,365	49,781	8,422
Debt	19,596	—	19,596	1,500	8,259	68	9,769
Other liabilities (1)	194,517	11,145	183,372	4,272	65,210	16,179	97,711
Separate account liabilities	241,852	—	241,852	42,546	203,058	—	(3,752)
Total liabilities	870,023	61,711	808,312	48,318	444,383	194,514	121,097
Equity:
Accumulated other comprehensive income (loss)	21,836	(46)	21,882	(52)	9,746	12,716	(528)
Other equity	40,051	(1,456)	41,507	2,567	20,879	16,545	1,516
Total Prudential Financial, Inc. equity	61,887	(1,502)	63,389	2,515	30,625	29,261	988
Noncontrolling interests	672	13	659	1,027	89	37	(494)
Total equity	62,559	(1,489)	64,048	3,542	30,714	29,298	494
Total liabilities and equity	932,582	60,222	872,360	51,860	475,097	223,812	121,591

	As of December 31, 2020

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	553,620	61,065	492,555	4,462	204,464	211,879	71,750
Deferred policy acquisition costs	19,027	209	18,818	—	11,073	7,668	77
Other assets	40,798	815	39,983	4,176	24,684	11,581	(458)
Separate account assets	327,277	—	327,277	40,042	234,991	—	52,244
Total assets	940,722	62,089	878,633	48,680	475,212	231,128	123,613
Liabilities:
Future policy benefits	306,343	46,762	259,581	—	116,573	128,776	14,232
Policyholders' account balances	161,682	4,874	156,808	—	67,752	51,429	37,627
Debt	20,643	—	20,643	2,218	8,170	95	10,160
Other liabilities	56,567	12,044	44,523	2,893	15,015	18,662	7,953
Separate account liabilities	327,277	—	327,277	40,042	234,991	—	52,244
Total liabilities	872,512	63,680	808,832	45,153	442,501	198,962	122,216
Equity:
Accumulated other comprehensive income	30,738	10	30,728	(39)	13,260	17,219	288
Other equity	36,687	(1,615)	38,302	2,439	19,363	14,912	1,588
Total Prudential Financial, Inc. equity	67,425	(1,605)	69,030	2,400	32,623	32,131	1,876
Noncontrolling interests	785	14	771	1,127	88	35	(479)
Total equity	68,210	(1,591)	69,801	3,527	32,711	32,166	1,397
Total liabilities and equity	940,722	62,089	878,633	48,680	475,212	231,128	123,613

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(1) Balances include the carrying amounts of Assets and Liabilities held-for-sale related to the pending dispositions of the Full Service Retirement Business and a portion of Individual Annuities’ Traditional Variable Annuity Block of Business.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of September 30, 2021				As of December 31, 2020
	Senior Debt				Senior Debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	—	4,975	7,617	12,592	—	5,856	7,615	13,471
Operating Debt	772	5,649	—	6,421	779	5,666	—	6,445
Limited recourse and non-recourse borrowing	137	446	—	583	146	581	—	727
Total Debt	909	11,070	7,617	19,596	925	12,103	7,615	20,643

	As of September 30, 2021				As of December 31, 2020
		The Prudential				The Prudential
	Prudential	Insurance Company	Other		Prudential	Insurance Company	Other
	Financial, Inc.	of America (1)(2)	Affiliates	Total Debt	Financial, Inc.	of America (1)(2)	Affiliates	Total Debt

Borrowings by sources:
Capital Debt	12,092	444	56	12,592	12,967	444	60	13,471
Operating Debt	6,001	420	—	6,421	6,018	427	—	6,445
Limited recourse and non-recourse borrowing	—	276	307	583	—	409	318	727
Total Debt	18,093	1,140	363	19,596	18,985	1,280	378	20,643

__________

(1) Includes Prudential Funding, LLC.
(2) Capital Debt at The Prudential Insurance Company of America includes $344 million of surplus notes as of September 30, 2021 and $343 million as of December 31, 2020.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2020		2021			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2020	2021	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	93	115	26	71	13	189	110	-42%
Asset management fees, commissions and other income	973	1,237	1,288	938	1,059	2,612	3,285	26%
Total revenues	1,066	1,352	1,314	1,009	1,072	2,801	3,395	21%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	7	6	7	6	6	27	19	-30%
Deferral of acquisition costs	(2)	(1)	(2)	(1)	(1)	(6)	(4)	33%
Amortization of acquisition costs	2	2	2	1	2	6	5	-17%
General and administrative expenses	689	941	656	688	738	1,916	2,082	9%
Total benefits and expenses	696	948	663	694	745	1,943	2,102	8%
Adjusted operating income before income taxes	370	404	651	315	327	858	1,293	51%
Total revenues	1,066	1,352	1,314	1,009	1,072	2,801	3,395	21%
Less: Passthrough distribution revenue	30	31	32	29	30	85	91	7%
Less: Revenue associated with consolidations	46	214	(29)	35	46	54	52	-4%
Total adjusted revenues (2)	990	1,107	1,311	945	996	2,662	3,252	22%
Adjusted operating margin (2)(3)	37.4%	36.5%	49.7%	33.3%	32.8%	32.2%	39.8%

__________

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests.
(2) Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.
(3) Reported Operating Margin based on total revenues is 30.5%, 31.2%, 49.5%, 29.9% and 34.7% for the three months ended September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020, and September 30, 2020, respectively and 38.1% and 30.6% for the nine months ended September 30, 2021 and September 30, 2020, respectively. Adjusted Operating Margin excluding the gain on the sale of Pramerica SGR is 29.3% and 31.8% for the three months ended March 31, 2021 and nine months ended September 30, 2021, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

	2020		2021			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2020	2021	% change
Supplementary Revenue Information (in millions):
Analysis of revenues by type:
Asset management fees	750	777	795	803	847	2,133	2,445	15%
Other related revenues (1)	165	248	82	86	92	304	260	-14%
Service, distribution and other revenues	151	327	437	120	133	364	690	90%
Total PGIM revenues	1,066	1,352	1,314	1,009	1,072	2,801	3,395	21%
Analysis of asset management fees by source:
Institutional customers	345	352	348	349	366	998	1,063	7%
Retail customers	262	285	302	307	332	718	941	31%
General account	143	140	145	147	149	417	441	6%
Total asset management fees	750	777	795	803	847	2,133	2,445	15%

Supplementary Assets Under Management Information (at fair market value) (in billions):
	September 30, 2021
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	63.1	470.8	57.7	27.2	6.5	625.3
Retail customers	140.6	176.7	1.9	0.6	75.6	395.4
General account	4.7	338.1	69.1	81.3	—	493.2
Total	208.4	985.6	128.7	109.1	82.1	1,513.9

	September 30, 2020
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	53.5	458.4	48.8	25.0	5.3	591.0
Retail customers	121.3	163.5	1.8	0.6	55.8	343.0
General account	4.2	359.1	68.1	77.7	—	509.1
Total	179.0	981.0	118.7	103.3	61.1	1,443.1
__________
(1) Other related revenues, net of related expenses are $56 million, $62 million, $57 million, $179 million, and $127 million for the three months ended September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020, and September 30, 2020, respectively and $175 million and $223 million for the nine months ended September 30, 2021, and September 30, 2020, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2020		2021			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2020	2021

Institutional Customers - Assets Under Management (at fair market value):
Assets gathered by Investment Management & Advisory Services sales force:
Beginning assets under management	512.2	530.0	550.2	528.6	555.6	494.6	550.2
Additions	15.9	16.9	21.2	23.0	14.0	51.5	58.2
Withdrawals	(13.9)	(14.4)	(20.1)	(17.4)	(13.3)	(51.0)	(50.8)
Change in market value	15.0	23.0	(19.4)	18.8	1.7	26.2	1.1
Net money market flows	0.1	(6.0)	(2.5)	0.8	(1.1)	8.6	(2.8)
Other	0.7	0.7	(0.8)	1.8	5.5	0.1	6.5
Ending assets under management	530.0	550.2	528.6	555.6	562.4	530.0	562.4
Affiliated institutional assets under management	61.0	64.7	63.2	63.0	62.9	61.0	62.9
Total assets managed for institutional customers at end of period	591.0	614.9	591.8	618.6	625.3	591.0	625.3
Net institutional additions, excluding money market activity	2.0	2.5	1.1	5.6	0.7	0.5	7.4
Retail Customers - Assets Under Management (at fair market value):
Assets gathered by Investment Management & Advisory Services sales force:
Beginning assets under management	209.2	230.0	252.5	250.8	266.0	189.7	252.5
Additions	22.2	24.6	29.7	19.2	16.9	70.4	65.8
Withdrawals	(16.9)	(20.8)	(25.3)	(19.5)	(17.3)	(57.0)	(62.1)
Change in market value	15.3	18.3	(6.1)	16.9	1.0	26.9	11.8
Net money market flows	0.1	0.2	0.1	0.2	0.3	0.2	0.6
Other	0.1	0.2	(0.1)	(1.6)	(4.1)	(0.2)	(5.8)
Ending assets under management	230.0	252.5	250.8	266.0	262.8	230.0	262.8
Affiliated retail assets under management	113.0	119.5	130.2	135.2	132.6	113.0	132.6
Total assets managed for retail customers at end of period	343.0	372.0	381.0	401.2	395.4	343.0	395.4
Net retail additions (withdrawals), excluding money market activity	5.3	3.8	4.4	(0.3)	(0.4)	13.4	3.7

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2020		2021			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2020	2021	% change

Revenues (1):
Premiums	2,586	3,706	2,484	2,545	8,639	8,111	13,668	69%
Policy charges and fee income	1,341	1,416	1,405	1,331	1,519	4,030	4,255	6%
Net investment income	1,837	1,914	1,896	1,924	2,110	5,272	5,930	12%
Asset management fees, commissions and other income	718	886	815	845	880	1,731	2,540	47%
Total revenues	6,482	7,922	6,600	6,645	13,148	19,144	26,393	38%
Benefits and expenses (1):
Insurance and annuity benefits	3,671	4,926	3,697	3,550	9,946	11,290	17,193	52%
Interest credited to policyholders' account balances	445	441	442	433	436	1,360	1,311	-4%
Interest expense	205	204	198	199	200	652	597	-8%
Deferral of acquisition costs	(293)	(354)	(341)	(304)	(294)	(896)	(939)	-5%
Amortization of acquisition costs	219	229	235	252	247	686	734	7%
General and administrative expenses	1,387	1,682	1,526	1,468	1,523	4,143	4,517	9%
Total benefits and expenses	5,634	7,128	5,757	5,598	12,058	17,235	23,413	36%
Adjusted operating income before income taxes	848	794	843	1,047	1,090	1,909	2,980	56%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, and changes in the fair value of contingent consideration associated with the Assurance IQ acquisition. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT
(in millions)

	2020		2021			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2020	2021	% change

Revenues (1):
Premiums	1,191	2,332	1,021	1,094	7,178	3,931	9,293	136%
Policy charges and fee income	7	9	9	9	9	25	27	8%
Net investment income	880	925	925	952	1,054	2,521	2,931	16%
Asset management fees, commissions and other income	115	138	147	115	145	170	407	139%
Total revenues	2,193	3,404	2,102	2,170	8,386	6,647	12,658	90%
Benefits and expenses (1):
Insurance and annuity benefits	1,688	2,721	1,343	1,570	7,662	5,288	10,575	100%
Interest credited to policyholders' account balances	99	95	90	89	85	315	264	-16%
Interest expense	4	4	3	4	4	16	11	-31%
Deferral of acquisition costs	(4)	(7)	(5)	(2)	(8)	(10)	(15)	-50%
Amortization of acquisition costs	3	5	4	4	9	11	17	55%
General and administrative expenses	56	61	53	55	63	167	171	2%
Total benefits and expenses	1,846	2,879	1,488	1,720	7,815	5,787	11,023	90%
Adjusted operating income before income taxes	347	525	614	450	571	860	1,635	90%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

U.S. BUSINESSES - RETIREMENT SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2020		2021			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2020	2021

Institutional Investment Products:
Beginning total account value	231,142	234,696	243,387	247,496	243,843	227,596	243,387
Additions	2,780	8,251	9,760	661	8,045	14,218	18,466
Withdrawals and benefits	(4,189)	(5,062)	(5,642)	(5,744)	(4,546)	(13,226)	(15,932)
Change in market value, interest credited and interest income	1,944	1,475	(653)	1,346	618	7,379	1,311
Other (1)	3,019	4,027	644	84	(1,892)	(1,271)	(1,164)
Ending total account value	234,696	243,387	247,496	243,843	246,068	234,696	246,068
Net additions (withdrawals)	(1,409)	3,189	4,118	(5,083)	3,499	992	2,534
Amounts included in ending total account value above:
Investment-only stable value wraps	74,709	76,295	74,179	72,857	71,962
International reinsurance (2)	64,937	71,899	80,889	80,492	77,973
Group annuities and other products	95,050	95,193	92,428	90,494	96,133
Ending total account value	234,696	243,387	247,496	243,843	246,068

__________

(1) Other activity includes the effect of foreign exchange rate changes associated with our United Kingdom international reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2) Represents notional amounts based on present value of future benefits under international reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - GROUP INSURANCE
(in millions)

	2020		2021			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2020	2021	% change

Revenues (1):
Premiums	1,134	1,114	1,209	1,201	1,217	3,385	3,627	7%
Policy charges and fee income	166	157	194	158	169	516	521	1%
Net investment income	133	137	132	133	142	389	407	5%
Asset management fees, commissions and other income	24	26	21	26	25	62	72	16%
Total revenues	1,457	1,434	1,556	1,518	1,553	4,352	4,627	6%
Benefits and expenses (1):
Insurance and annuity benefits	1,163	1,230	1,388	1,207	1,394	3,434	3,989	16%
Interest credited to policyholders' account balances	49	49	47	43	41	157	131	-17%
Interest expense	1	—	1	1	—	3	2	-33%
Deferral of acquisition costs	—	—	—	—	—	—	—	—
Amortization of acquisition costs	2	2	1	2	1	6	4	-33%
General and administrative expenses	220	240	251	248	252	681	751	10%
Total benefits and expenses	1,435	1,521	1,688	1,501	1,688	4,281	4,877	14%
Adjusted operating income (loss) before income taxes	22	(87)	(132)	17	(135)	71	(250)	-452%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

U.S. BUSINESSES - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions, or as otherwise noted)

	2020		2021			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2020	2021

Annualized New Business Premiums:
Group life	46	16	175	16	51	227	242
Group disability	17	20	120	35	17	143	172
Total	63	36	295	51	68	370	414
Future Policy Benefits (1)(2):
Group life	2,397	2,630	2,586	2,482	2,574
Group disability	2,822	2,792	2,862	2,906	2,954
Total	5,219	5,422	5,448	5,388	5,528
Policyholders' Account Balances (1):
Group life	7,729	7,307	6,899	6,624	6,380
Group disability	160	163	148	131	131
Total	7,889	7,470	7,047	6,755	6,511
Separate Account Liabilities (1):
Group life	26,745	28,340	26,739	27,185	27,345
Group Life Insurance:
Gross premiums, policy charges and fee income (3)	1,014	1,040	1,036	1,068	1,004	3,091	3,108
Earned premiums	868	863	923	904	915	2,587	2,742
Earned policy charges and fee income	148	138	173	138	148	467	459
Benefits ratio (4)	93.9%	98.6%	104.2%	91.1%	105.2%	91.9%	100.2%
Administrative operating expense ratio	12.2%	13.2%	10.8%	11.0%	11.7%	12.1%	11.2%
Persistency ratio	96.4%	96.1%	96.7%	96.6%	96.5%
Group Disability Insurance:
Gross premiums, policy charges and fee income (3)	290	279	314	317	322	872	953
Earned premiums	266	251	286	297	302	798	885
Earned policy charges and fee income	18	19	21	20	21	49	62
Benefits ratio (4)	73.5%	90.5%	80.5%	80.9%	85.9%	75.0%	82.5%
Administrative operating expense ratio	25.2%	28.2%	32.2%	32.7%	32.3%	25.4%	32.4%
Persistency ratio	89.7%	89.6%	94.0%	94.0%	93.5%
Total Group Insurance:
Benefits ratio (4)	89.4%	96.9%	99.0%	88.8%	100.7%	88.2%	96.2%
Administrative operating expense ratio	15.1%	16.4%	15.8%	16.1%	16.8%	15.0%	16.2%
Net face amount of policies in force (in billions) (5)	1,898	1,909	1,931	1,960	1,976

__________
(1) As of end of period.
(2) The amounts for third quarter of 2020 have been reclassified to conform to current period presentation to include liabilities for unpaid claims and claim adjustment expenses.
(3) Before returns of premiums to participating policyholders for favorable claims experience.
(4) Benefits ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 91.1%, 80.9% and 88.7% for the three months ended June 30, 2021, respectively. Benefit ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 100.2%, 82.4%, 96.2% and 91.8%, 74.5%, 88.0% for the nine months ended September 30, 2021 and September 30, 2020, respectively.
(5) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - INDIVIDUAL ANNUITIES
(in millions)

	2020		2021			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2020	2021	% change

Revenues (1):
Premiums	33	29	30	26	24	100	80	-20%
Policy charges and fee income	599	628	643	657	663	1,781	1,963	10%
Net investment income	228	238	224	223	247	660	694	5%
Asset management fees, commissions and other income	288	296	302	322	326	708	950	34%
Total revenues	1,148	1,191	1,199	1,228	1,260	3,249	3,687	13%
Benefits and expenses (1):
Insurance and annuity benefits	91	87	81	66	73	250	220	-12%
Interest credited to policyholders' account balances	86	83	88	90	92	254	270	6%
Interest expense	9	7	4	5	5	52	14	-73%
Deferral of acquisition costs	(84)	(110)	(101)	(99)	(87)	(256)	(287)	-12%
Amortization of acquisition costs	126	132	131	154	137	392	422	8%
General and administrative expenses	512	552	552	540	541	1,527	1,633	7%
Total benefits and expenses	740	751	755	756	761	2,219	2,272	2%
Adjusted operating income before income taxes	408	440	444	472	499	1,030	1,415	37%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

U.S. BUSINESSES - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2020		2021			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2020	2021

Variable Annuities:
Beginning total account value	154,079	158,646	170,546	170,630	176,554	164,928	170,546
Sales: Highest Daily Suite (1)	167	209	24	8	3	1,262	35
Other variable annuities (2)	1,019	1,559	1,726	1,627	1,460	2,691	4,813
Total sales	1,186	1,768	1,750	1,635	1,463	3,953	4,848
Full surrenders and death benefits	(1,789)	(2,079)	(2,454)	(2,658)	(2,545)	(5,667)	(7,657)
Sales, net of full surrenders and death benefits	(603)	(311)	(704)	(1,023)	(1,082)	(1,714)	(2,809)
Partial withdrawals and other benefit payments	(1,115)	(1,347)	(1,332)	(1,238)	(1,237)	(3,477)	(3,807)
Net flows	(1,718)	(1,658)	(2,036)	(2,261)	(2,319)	(5,191)	(6,616)
Change in market value, interest credited, and other	7,179	14,463	3,034	9,106	(518)	1,543	11,622
Policy charges	(894)	(905)	(914)	(921)	(904)	(2,634)	(2,739)
Ending total account value	158,646	170,546	170,630	176,554	172,813	158,646	172,813
Variable Annuities Account Value by Product:
Highest Daily Suite - risk retained by Prudential (1)	110,114	117,942	117,748	120,492	116,741	110,114	116,741
Highest Daily Suite - externally reinsured living benefits	2,944	3,173	3,201	3,299	3,228	2,944	3,228
Other variable annuities (2)	45,588	49,431	49,681	52,763	52,844	45,588	52,844
Ending total account value	158,646	170,546	170,630	176,554	172,813	158,646	172,813
Fixed Annuities and other products:
Beginning total account value	5,197	5,552	5,734	5,812	5,857	4,753	5,734
Sales	376	212	105	58	37	882	200
Full surrenders and death benefits	(22)	(26)	(38)	(25)	(28)	(73)	(91)
Sales, net of full surrenders and death benefits	354	186	67	33	9	809	109
Partial withdrawals and other benefit payments	(90)	(94)	(97)	(90)	(97)	(273)	(284)
Net flows	264	92	(30)	(57)	(88)	536	(175)
Interest credited and other	91	91	108	102	96	263	306
Policy charges	—	(1)	—	—	—	—	—
Ending total account value, gross	5,552	5,734	5,812	5,857	5,865	5,552	5,865
Reinsurance ceded	(374)	(429)	(448)	(459)	(463)	(374)	(463)
Ending total account value, net	5,178	5,305	5,364	5,398	5,402	5,178	5,402
SALES BY DISTRIBUTION CHANNEL:
Variable and Fixed Annuities (3):
Insurance Agents	517	649	613	630	578	1,687	1,821
Wirehouses	199	215	134	131	90	669	355
Independent Marketing Organization	61	16	6	3	3	186	12
Independent Financial Planners	706	1,024	1,032	860	762	2,009	2,654
Bank Distribution	79	76	70	69	67	284	206
Total	1,562	1,980	1,855	1,693	1,500	4,835	5,048

__________
(1) Includes variable annuities with "Highest Daily" optional living benefits retained by Prudential and predecessor "Lifetime Five" feature.
(2) Includes Prudential Defined Income (PDI), Legacy Protection Plus (LPP) death benefit and products without guaranteed minimum income and withdrawal benefits.
(3) Amounts represent gross sales.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

U.S. BUSINESSES - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY
(in millions)

	2020		2021			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2020	2021

Account Values in General Account (1):
Beginning balance	11,686	12,487	13,843	15,450	17,102	11,043	13,843
Premiums and deposits	1,008	1,467	1,640	1,512	1,341	1,742	4,493
Full surrenders and death benefits	(73)	(89)	(107)	(94)	(93)	(228)	(294)
Premiums and deposits net of full surrenders and death benefits	935	1,378	1,533	1,418	1,248	1,514	4,199
Partial withdrawals and other benefit payments	(150)	(165)	(161)	(150)	(159)	(461)	(470)
Net flows	785	1,213	1,372	1,268	1,089	1,053	3,729
Interest credited and other	73	191	204	392	140	210	736
Net transfers (to) from separate account	(57)	(47)	31	(8)	(31)	181	(8)
Policy charges	—	(1)	—	—	—	—	—
Ending balance, gross	12,487	13,843	15,450	17,102	18,300	12,487	18,300
Reinsurance ceded	(374)	(429)	(448)	(459)	(463)	(374)	(463)
Ending balance, net	12,113	13,414	15,002	16,643	17,837	12,113	17,837
Account Values in Separate Account (1):
Beginning balance	147,590	151,711	162,437	160,992	165,309	158,638	162,437
Premiums and deposits	554	513	215	181	159	3,093	555
Full surrenders and death benefits	(1,738)	(2,016)	(2,385)	(2,589)	(2,480)	(5,512)	(7,454)
Premiums and deposits net of full surrenders and death benefits	(1,184)	(1,503)	(2,170)	(2,408)	(2,321)	(2,419)	(6,899)
Partial withdrawals and other benefit payments	(1,055)	(1,276)	(1,268)	(1,178)	(1,175)	(3,289)	(3,621)
Net flows	(2,239)	(2,779)	(3,438)	(3,586)	(3,496)	(5,708)	(10,520)
Change in market value, interest credited and other	7,197	14,363	2,938	8,816	(562)	1,596	11,192
Net transfers (to) from general account	57	47	(31)	8	31	(181)	8
Policy charges	(894)	(905)	(914)	(921)	(904)	(2,634)	(2,739)
Ending balance	151,711	162,437	160,992	165,309	160,378	151,711	160,378

__________
(1) Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company's general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

U.S. BUSINESSES - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES
(in millions)

	2020		2021
	3Q	4Q	1Q	2Q	3Q

ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values
Guaranteed minimum accumulation benefits	1,984	1,956	1,862	1,831	1,743
Guaranteed minimum withdrawal benefits	305	322	317	319	302
Guaranteed minimum income benefits	2,306	2,492	2,487	2,547	2,430
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	128,003	136,486	134,870	138,097	133,982
Guaranteed minimum withdrawal & income benefits - externally reinsured	2,944	3,173	3,201	3,299	3,228
Total	135,542	144,429	142,737	146,093	141,685
Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	105,449	112,811	112,565	115,152	111,582
Account Values with Auto-Rebalancing Feature - externally reinsured	2,944	3,173	3,201	3,299	3,228
Account Values without Auto-Rebalancing Feature	27,149	28,445	26,971	27,642	26,875
Total	135,542	144,429	142,737	146,093	141,685
Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	5,227	3,513	3,445	2,898	3,287
Net Amount at Risk without Auto-Rebalancing Feature	695	509	492	422	450
Total	5,922	4,022	3,937	3,320	3,737
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

U.S. BUSINESSES - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES
(in millions)

	2020		2021
	3Q	4Q	1Q	2Q	3Q

ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values
Return of net deposits:
Account value	124,939	133,216	131,685	134,910	130,968
Net amount at risk	247	208	220	200	203
Minimum return, anniversary contract value, or maximum contract value:
Account value	27,783	29,551	29,338	29,959	28,912
Net amount at risk	3,244	2,327	2,339	2,049	2,419
Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	108,392	115,984	115,766	118,450	114,810
Account Values without Auto-Rebalancing Feature	44,330	46,783	45,257	46,419	45,070
Total	152,722	162,767	161,023	164,869	159,880
Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,795	1,145	1,204	1,027	1,334
Net Amount at Risk without Auto-Rebalancing Feature	1,696	1,390	1,355	1,222	1,288
Total	3,491	2,535	2,559	2,249	2,622
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

U.S. BUSINESSES - STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE
(in millions)

	2020		2021			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2020	2021	% change

Revenues (1):
Premiums	228	231	224	224	220	695	668	-4%
Policy charges and fee income	569	622	559	507	678	1,708	1,744	2%
Net investment income	596	613	615	615	667	1,701	1,897	12%
Asset management fees, commissions and other income	216	230	237	270	274	598	781	31%
Total revenues	1,609	1,696	1,635	1,616	1,839	4,702	5,090	8%
Benefits and expenses (1):
Insurance and annuity benefits	729	888	885	707	817	2,318	2,409	4%
Interest credited to policyholders' account balances	211	214	217	211	218	634	646	2%
Interest expense	190	191	188	187	187	578	562	-3%
Deferral of acquisition costs	(205)	(237)	(235)	(203)	(199)	(630)	(637)	-1%
Amortization of acquisition costs	88	90	99	92	100	277	291	5%
General and administrative expenses	495	615	525	476	506	1,508	1,507	—%
Total benefits and expenses	1,508	1,761	1,679	1,470	1,629	4,685	4,778	2%
Adjusted operating income (loss) before income taxes	101	(65)	(44)	146	210	17	312	1735%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

U.S. BUSINESSES - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2020		2021			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2020	2021

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	34	34	31	34	26	114	91
Guaranteed Universal life	20	11	12	18	5	83	35
Other Universal life	20	18	15	16	14	73	45
Variable life	98	176	146	112	144	273	402
Total	172	239	204	180	189	543	573
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	32	44	36	40	35	102	111
Third party distribution	140	195	168	140	154	441	462
Total	172	239	204	180	189	543	573
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (2):
Beginning balance	29,461	29,635	29,950	30,385	30,567	29,041	29,950
Premiums and deposits	759	713	755	573	1,103	2,311	2,431
Surrenders and withdrawals	(322)	(354)	(305)	(293)	(888)	(1,013)	(1,486)
Net sales	437	359	450	280	215	1,298	945
Benefit payments	(48)	(80)	(64)	(57)	(77)	(150)	(198)
Net flows	389	279	386	223	138	1,148	747
Interest credited and other	213	320	435	374	312	662	1,121
Net transfers from separate account	87	222	123	101	97	283	321
Policy charges	(515)	(506)	(509)	(516)	(512)	(1,499)	(1,537)
Ending balance	29,635	29,950	30,385	30,567	30,602	29,635	30,602
Separate Account Liabilities:
Beginning balance	34,863	37,342	41,428	42,836	45,502	35,633	41,428
Premiums and deposits	598	790	740	646	708	1,767	2,094
Surrenders and withdrawals	(231)	(243)	(268)	(294)	(258)	(723)	(820)
Net sales	367	547	472	352	450	1,044	1,274
Benefit payments	(109)	(72)	(152)	(136)	(140)	(336)	(428)
Net flows	258	475	320	216	310	708	846
Change in market value, interest credited and other	2,582	4,116	1,501	2,847	147	2,078	4,495
Net transfers to general account	(87)	(222)	(123)	(101)	(97)	(283)	(321)
Policy charges	(274)	(283)	(290)	(296)	(307)	(794)	(893)
Ending balance	37,342	41,428	42,836	45,502	45,555	37,342	45,555
NET FACE AMOUNT IN FORCE (in billions) (3):
Term life	236	237	239	241	241
Guaranteed Universal life	68	68	68	68	67
Other Universal life	29	30	30	29	29
Variable life	134	138	143	145	149
Total	467	473	480	483	486

__________
(1) Excludes corporate-owned life insurance.
(2) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3) At end of period; net of reinsurance. Net Face Amount In Force excludes certain policies considered to be non-core business drivers impacting Adjusted Operating Income for Individual Life. Policies within the Closed Block division are not reported through Individual Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

U.S. BUSINESSES - STATEMENTS OF OPERATIONS - ASSURANCE IQ
(in millions)

	2020		2021			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2020	2021	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	—	1	—	1	—	1	1	—%
Asset management fees, commissions and other income	75	196	108	112	110	193	330	71%
Total revenues	75	197	108	113	110	194	331	71%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	1	2	2	2	4	3	8	167%
Deferral of acquisition costs	—	—	—	—	—	—	—	—
Amortization of acquisition costs	—	—	—	—	—	—	—	—
General and administrative expenses	104	214	145	149	161	260	455	75%
Total benefits and expenses	105	216	147	151	165	263	463	76%
Adjusted operating loss before income taxes	(30)	(19)	(39)	(38)	(55)	(69)	(132)	-91%

__________
(1) Revenues exclude changes in the fair value of contingent consideration associated with the Assurance IQ acquisition. Benefits and expenses exclude certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES
(in millions)

	2020		2021			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2020	2021	% change

Revenues (1):
Premiums	4,049	3,808	4,411	3,547	4,021	12,019	11,979	—%
Policy charges and fee income	74	87	101	76	86	287	263	-8%
Net investment income	1,276	1,330	1,300	1,354	1,376	3,652	4,030	10%
Asset management fees, commissions and other income	82	150	119	116	135	243	370	52%
Total revenues	5,481	5,375	5,931	5,093	5,618	16,201	16,642	3%
Benefits and expenses (1):
Insurance and annuity benefits	3,524	3,363	3,836	3,152	3,573	10,391	10,561	2%
Interest credited to policyholders' account balances	215	210	209	200	195	641	604	-6%
Interest expense	1	2	1	1	1	6	3	-50%
Deferral of acquisition costs	(411)	(333)	(361)	(320)	(367)	(1,083)	(1,048)	3%
Amortization of acquisition costs	275	265	317	264	291	939	872	-7%
General and administrative expenses	1,102	1,078	1,058	993	1,038	3,145	3,089	-2%
Total benefits and expenses	4,706	4,585	5,060	4,290	4,731	14,039	14,081	—%
Adjusted operating income before income taxes	775	790	871	803	887	2,162	2,561	18%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - LIFE PLANNER
(in millions)

	2020		2021			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2020	2021	% change

Revenues (1):
Premiums	1,944	1,856	2,268	1,826	1,983	5,884	6,077	3%
Policy charges and fee income	41	54	62	41	53	183	156	-15%
Net investment income	501	541	533	549	580	1,374	1,662	21%
Asset management fees, commissions and other income	62	80	67	67	79	150	213	42%
Total revenues	2,548	2,531	2,930	2,483	2,695	7,591	8,108	7%
Benefits and expenses (1):
Insurance and annuity benefits	1,707	1,656	1,989	1,652	1,778	5,102	5,419	6%
Interest credited to policyholders' account balances	56	50	51	46	47	163	144	-12%
Interest expense	1	1	1	—	1	4	2	-50%
Deferral of acquisition costs	(212)	(169)	(182)	(163)	(173)	(561)	(518)	8%
Amortization of acquisition costs	113	116	150	110	128	446	388	-13%
General and administrative expenses	469	451	457	431	439	1,359	1,327	-2%
Total benefits and expenses	2,134	2,105	2,466	2,076	2,220	6,513	6,762	4%
Adjusted operating income before income taxes	414	426	464	407	475	1,078	1,346	25%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - GIBRALTAR LIFE AND OTHER
(in millions)

	2020		2021			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2020	2021	% change

Revenues (1):
Premiums	2,105	1,952	2,143	1,721	2,038	6,135	5,902	-4%
Policy charges and fee income	33	33	39	35	33	104	107	3%
Net investment income	775	789	767	805	796	2,278	2,368	4%
Asset management fees, commissions and other income	20	70	52	49	56	93	157	69%
Total revenues	2,933	2,844	3,001	2,610	2,923	8,610	8,534	-1%
Benefits and expenses (1):
Insurance and annuity benefits	1,817	1,707	1,847	1,500	1,795	5,289	5,142	-3%
Interest credited to policyholders' account balances	159	160	158	154	148	478	460	-4%
Interest expense	—	1	—	1	—	2	1	-50%
Deferral of acquisition costs	(199)	(164)	(179)	(157)	(194)	(522)	(530)	-2%
Amortization of acquisition costs	162	149	167	154	163	493	484	-2%
General and administrative expenses	633	627	601	562	599	1,786	1,762	-1%
Total benefits and expenses	2,572	2,480	2,594	2,214	2,511	7,526	7,319	-3%
Adjusted operating income before income taxes	361	364	407	396	412	1,084	1,215	12%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2020		2021			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2020	2021

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	1,830	1,736	2,155	1,698	1,845	5,536	5,698
Gibraltar Life	2,138	1,985	2,182	1,756	2,071	6,239	6,009
All other countries	155	174	175	169	191	531	535
Total	4,123	3,895	4,512	3,623	4,107	12,306	12,242
Annualized new business premiums:
Japan, excluding Gibraltar Life	336	159	206	184	183	707	573
Gibraltar Life	407	238	258	261	270	911	789
All other countries	45	43	42	47	51	132	140
Total	788	440	506	492	504	1,750	1,502
Annualized new business premiums by distribution channel:
Life Planners	381	202	248	231	234	839	713
Gibraltar Life Consultants	166	108	105	137	150	383	392
Banks	167	98	118	61	71	361	250
Independent Agency	74	32	35	63	49	167	147
Total	788	440	506	492	504	1,750	1,502
Constant exchange rate basis (2):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	1,857	1,754	2,186	1,751	1,905	5,669	5,842
Gibraltar Life	2,169	1,997	2,221	1,810	2,133	6,377	6,164
All other countries	200	218	223	210	234	638	667
Total	4,226	3,969	4,630	3,771	4,272	12,684	12,673
Annualized new business premiums:
Japan, excluding Gibraltar Life	336	159	208	186	187	711	581
Gibraltar Life	408	238	259	263	271	915	793
All other countries	57	53	51	58	61	152	170
Total	801	450	518	507	519	1,778	1,544
Annualized new business premiums by distribution channel:
Life Planners	393	212	259	244	248	863	751
Gibraltar Life Consultants	168	107	105	138	152	388	395
Banks	167	98	118	61	71	361	250
Independent Agency	73	33	36	64	48	166	148
Total	801	450	518	507	519	1,778	1,544

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 103 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2020		2021
	3Q	4Q	1Q	2Q	3Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	387	388	388	389	389
Gibraltar Life	363	363	362	361	360
All other countries	42	42	43	44	46
Total	792	793	793	794	795
Number of individual policies in force at end of period (in thousands) (3):
Japan, excluding Gibraltar Life	4,253	4,286	4,323	4,354	4,385
Gibraltar Life	7,029	7,016	6,982	6,949	6,941
All other countries	579	590	602	615	636
Total	11,861	11,892	11,907	11,918	11,962
International life insurance individual policy persistency:
Life Planner:
13 months	93.2%	92.8%	92.8%	92.4%	93.1%
25 months	85.9%	86.3%	87.0%	86.9%	87.0%
Gibraltar Life (4):
13 months	94.8%	94.9%	95.0%	95.2%	95.7%
25 months	89.6%	89.7%	89.8%	90.0%	89.8%
Number of Life Planners at end of period:
Japan	4,531	4,555	4,654	4,595	4,630
All other countries	1,781	1,511	1,506	1,476	1,508
Total Life Planners	6,312	6,066	6,160	6,071	6,138
Gibraltar Life Consultants	7,276	7,254	7,144	7,088	7,094

__________
(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 103 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2) Net of reinsurance.
(3) Direct business only; policy count includes annuities.
(4) Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2020		2021			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2020	2021	% change

Revenues (1):
Premiums	(4)	(9)	(8)	(6)	(9)	(17)	(23)	-35%
Policy charges and fee income	(13)	(13)	(14)	(14)	(16)	(41)	(44)	-7%
Net investment income	135	176	165	141	167	484	473	-2%
Asset management fees, commissions and other income	(280)	(208)	(232)	(250)	(317)	(885)	(799)	10%
Total revenues	(162)	(54)	(89)	(129)	(175)	(459)	(393)	14%
Benefits and expenses (1):
Insurance and annuity benefits	9	14	(3)	(10)	1	16	(12)	-175%
Interest credited to policyholders' account balances	32	33	33	34	34	96	101	5%
Interest expense	185	174	169	164	160	494	493	—%
Deferral of acquisition costs	11	12	13	17	16	40	46	15%
Amortization of acquisition costs	(13)	(11)	(12)	(14)	(15)	(38)	(41)	-8%
General and administrative expenses	107	245	33	16	89	379	138	-64%
Total benefits and expenses	331	467	233	207	285	987	725	-27%
Adjusted operating loss before income taxes	(493)	(521)	(322)	(336)	(460)	(1,446)	(1,118)	23%
Adjusted operating income (loss) before income taxes comprised as follows:
Investment income	25	34	36	36	40	99	112	13%
Interest expense on debt	(233)	(216)	(208)	(211)	(209)	(678)	(628)	7%
Long-term and deferred compensation expense	(38)	(6)	(36)	(28)	(8)	(132)	(72)	45%
Other (2)(3)	(247)	(333)	(114)	(133)	(283)	(735)	(530)	28%
Adjusted operating loss before income taxes	(493)	(521)	(322)	(336)	(460)	(1,446)	(1,118)	23%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses include consolidating adjustments.
(2) Includes pension and employee benefits and other corporate activities, including consolidating adjustments.
(3) The amounts for third and fourth quarters of 2020 have been reclassified to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021
INVESTMENT PORTFOLIO COMPOSITION
(in millions)
	September 30, 2021						December 31, 2020
		Closed	PFI Excluding					Closed	PFI Excluding
	Total	Block	Closed Block Division				Total	Block	Closed Block Division
	Portfolio	Division	Amount	% of Total			Portfolio	Division	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	307,565	27,777	279,788	66.0%			339,288	29,475	309,813	63.7%
Public, held-to-maturity, at amortized cost, net of allowance (1)	1,464	—	1,464	0.4%			1,719	—	1,719	0.4%
Private, available-for-sale, at fair value	65,200	10,611	54,589	12.9%			72,973	12,749	60,224	12.4%
Private, held-to-maturity, at amortized cost, net of allowance (1)	180	—	180	0.1%			211	—	211	0.1%
Fixed maturities, trading, at fair value	9,335	1,189	8,146	1.9%			3,702	277	3,425	0.7%
Assets supporting experience-rated contractholder liabilities, at fair value	3,424	—	3,424	0.8%			24,115	—	24,115	5.0%
Equity securities, at fair value	7,029	2,308	4,721	1.1%			7,453	2,345	5,108	1.1%
Commercial mortgage and other loans, at book value, net of allowance	56,659	8,227	48,432	11.4%			64,313	8,421	55,892	11.5%
Policy loans, at outstanding balance	10,471	3,872	6,599	1.6%			11,271	4,064	7,207	1.5%
Other invested assets, net of allowance (2)	16,031	4,120	11,911	2.8%			14,326	3,610	10,716	2.1%
Short-term investments, net of allowance	4,697	339	4,358	1.0%			7,764	124	7,640	1.5%
Subtotal (3)	482,055	58,443	423,612	100.0%			547,135	61,065	486,070	100.0%
Invested assets of other entities and operations (4)	6,735	—	6,735				6,485	—	6,485
Total investments	488,790	58,443	430,347				553,620	61,065	492,555

Fixed Maturities by Credit Quality (3)(5):	September 30, 2021						December 31, 2020
	PFI Excluding Closed Block Division						PFI Excluding Closed Block Division
		Gross	Gross					Gross	Gross
	Amortized	Unrealized	Unrealized	Allowance for	Fair		Amortized	Unrealized	Unrealized	Allowance for	Fair
	Cost	Gains	Losses	Credit Losses	Value	% of Total	Cost	Gains	Losses	Credit Losses	Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)
1	198,634	28,529	719	—	226,444	80.9%	218,038	39,679	360	—	257,357	83.1%
2	38,080	5,266	168	—	43,178	15.4%	35,349	6,897	48	—	42,198	13.6%
Subtotal - High or Highest Quality Securities	236,714	33,795	887	—	269,622	96.3%	253,387	46,576	408	—	299,555	96.7%
3	6,506	477	122	—	6,861	2.5%	6,056	663	64	—	6,655	2.1%
4	2,318	92	53	—	2,357	0.8%	2,290	121	67	—	2,344	0.8%
5	683	54	11	3	723	0.3%	915	100	29	6	980	0.3%
6	246	15	9	27	225	0.1%	331	37	24	65	279	0.1%
Subtotal - Other Securities	9,753	638	195	30	10,166	3.7%	9,592	921	184	71	10,258	3.3%
Total	246,467	34,433	1,082	30	279,788	100.0%	262,979	47,497	592	71	309,813	100.0%

Private Fixed Maturities:
NAIC Rating (6)
1	11,953	992	65	—	12,880	23.6%	11,913	1,632	21	—	13,524	22.5%
2	30,285	2,359	198	—	32,446	59.5%	33,109	3,786	132	—	36,763	61.0%
Subtotal - High or Highest Quality Securities	42,238	3,351	263	—	45,326	83.1%	45,022	5,418	153	—	50,287	83.5%
3	5,239	322	31	—	5,530	10.1%	5,857	529	31	—	6,355	10.6%
4	2,815	101	59	—	2,857	5.2%	2,829	90	52	23	2,844	4.7%
5	734	27	34	28	699	1.3%	714	23	38	10	689	1.1%
6	167	34	2	22	177	0.3%	40	11	—	2	49	0.1%
Subtotal - Other Securities	8,955	484	126	50	9,263	16.9%	9,440	653	121	35	9,937	16.5%
Total	51,193	3,835	389	50	54,589	100.0%	54,462	6,071	274	35	60,224	100.0%
_____________
(1) On an amortized cost basis, net of allowance, as of September 30, 2021, includes $1,372 million (fair value, $1,663 million) and $180 million (fair value, $191 million) of public and private fixed maturities, respectively, classified as “1” highest quality and $92 million (fair value, $102 million) and $0 million (fair value, $0 million) of public and private fixed maturities, respectively, classified as “2” high quality securities based on the NAIC designations. On an amortized cost basis, net of allowance, as of December 31, 2020, includes $1,621 million (fair value, $1,963 million) and $211 million (fair value, $225 million) of public and private fixed maturities, respectively, classified as “1” highest quality and $98 million (fair value, $110 million) and $0 million (fair value, $0 million) of public and private fixed maturities, respectively, classified as “2” high quality securities based on the NAIC designations.
(2) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(3) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet. Also excludes "Assets held-for-sale" of $42,443 million as of September 30, 2021.
(4) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(5) Excludes fixed maturity securities classified as trading.
(6) Reflects equivalent ratings for investments of the international operations. Includes, as of September 30, 2021 and December 31, 2020, 597 securities with amortized cost of $4,035 million (fair value $4,068 million) and 102 securities with amortized cost of $356 million (fair value $382 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	September 30, 2021		December 31, 2020
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	147,669	72.3%	154,261	73.3%
Public, held-to-maturity, at amortized cost, net of allowance	1,464	0.7%	1,719	0.8%
Private, available-for-sale, at fair value	21,291	10.4%	21,748	10.3%
Private, held-to-maturity, at amortized cost, net of allowance	180	0.1%	211	0.1%
Fixed maturities, trading, at fair value	824	0.4%	550	0.3%
Assets supporting experience-rated contractholder liabilities, at fair value	3,359	1.6%	3,149	1.5%
Equity securities, at fair value	2,243	1.1%	2,134	1.0%
Commercial mortgage and other loans, at book value, net of allowance	19,894	9.8%	19,915	9.5%
Policy loans, at outstanding balance	2,774	1.4%	3,078	1.5%
Other invested assets (3)	3,817	1.9%	3,045	1.5%
Short-term investments, net of allowance	547	0.3%	438	0.2%
Total	204,062	100.0%	210,248	100.0%

	September 30, 2021		December 31, 2020
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	132,119	60.2%	155,552	56.4%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	33,298	15.2%	38,476	14.0%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Fixed maturities, trading, at fair value	7,322	3.3%	2,875	1.0%
Assets supporting experience-rated contractholder liabilities, at fair value	65	0.1%	20,966	7.6%
Equity securities, at fair value	2,478	1.1%	2,974	1.1%
Commercial mortgage and other loans, at book value, net of allowance	28,538	13.0%	35,977	13.0%
Policy loans, at outstanding balance	3,825	1.7%	4,129	1.5%
Other invested assets, net of allowance (3)	8,094	3.7%	7,671	2.8%
Short-term investments, net of allowance	3,811	1.7%	7,202	2.6%
Total	219,550	100.0%	275,822	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

INVESTMENT RESULTS (1)
(in millions)

	Three Months Ended September 30
	2021			2020
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (5)	Amount		Yield (5)	Amount
General Account (2)
Fixed maturities (3)	3.65%	2,747	132	3.74%	2,845	312
Equity securities	1.04%	13	—	2.34%	25	—
Commercial mortgage and other loans	3.85%	481	34	3.84%	469	2
Policy loans	4.48%	75	—	4.37%	84	—
Short-term investments and cash equivalents	0.57%	17	(2)	0.48%	29	(3)
Gross investment income before investment expenses	3.56%	3,333	164	3.55%	3,452	311
Investment expenses	-0.12%	(102)	—	-0.14%	(125)	—
Subtotal	3.44%	3,231	164	3.41%	3,327	311
Other investments (3)		624	29		223	(413)
Investment results of other entities and operations (4)		212	71		314	5
Less: investment income related to adjusted operating income reconciling items		(401)			(523)
Total		3,666	264		3,341	(97)

	Nine Months Ended September 30
	2021			2020
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (5)	Amount		Yield (5)	Amount
General Account (2)
Fixed maturities (3)	3.66%	8,232	1,370	3.76%	8,490	449
Equity securities	1.87%	70	—	2.68%	85	—
Commercial mortgage and other loans	3.93%	1,454	83	3.95%	1,431	5
Policy loans	4.67%	238	—	4.59%	264	—
Short-term investments and cash equivalents	0.50%	45	(2)	0.93%	170	6
Gross investment income before investment expenses	3.59%	10,039	1,451	3.61%	10,440	460
Investment expenses	-0.14%	(367)	—	-0.14%	(396)	—
Subtotal	3.45%	9,672	1,451	3.47%	10,044	460
Other investments (3)		1,382	1,114		294	(3,010)
Investment results of other entities and operations (4)		732	76		858	120
Less: investment income related to adjusted operating income reconciling items		(1,243)			(1,599)
Total		10,543	2,641		9,597	(2,430)
__________
(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Includes invested income of commercial loans, assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.
(5) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. The denominator in the yield percentage includes "Assets held-for-sale" as of September 30, 2021. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Three Months Ended September 30
	2021			2020
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	2.73%	994	132	2.80%	986	124
Equity securities	1.02%	6	—	1.17%	6	—
Commercial mortgage and other loans	3.79%	189	14	3.75%	181	—
Policy loans	3.79%	27	—	3.02%	24	—
Short-term investments and cash equivalents	0.52%	1	—	0.43%	2	—
Gross investment income before investment expenses	2.84%	1,217	146	2.87%	1,199	124
Investment expenses	-0.14%	(62)	—	-0.14%	(60)	—
Subtotal	2.70%	1,155	146	2.73%	1,139	124
Other investments (2)		133	(39)		85	(98)
Total		1,288	107		1,224	26

	Nine Months Ended September 30
	2021			2020
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	2.71%	2,939	188	2.79%	2,884	351
Equity securities	2.84%	46	—	3.05%	45	—
Commercial mortgage and other loans	3.81%	564	35	3.87%	550	3
Policy loans	4.06%	87	—	3.42%	78	—
Short-term investments and cash equivalents	0.46%	3	—	0.95%	12	1
Gross investment income before investment expenses	2.85%	3,639	223	2.91%	3,569	355
Investment expenses	-0.14%	(180)	—	-0.14%	(184)	—
Subtotal	2.71%	3,459	223	2.77%	3,385	355
Other investments (2)		348	(476)		137	722
Total		3,807	(253)		3,522	1,077
__________
(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(2) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Three Months Ended September 30
	2021			2020
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (4)	Amount		Yield (4)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.51%	1,753	—	4.55%	1,859	188
Equity securities	1.06%	7	—	3.32%	19	—
Commercial mortgage and other loans	3.89%	292	20	3.89%	288	2
Policy loans	5.00%	48	—	5.35%	60	—
Short-term investments and cash equivalents	0.57%	16	(2)	0.48%	27	(3)
Gross investment income before investment expenses	4.17%	2,116	18	4.06%	2,253	187
Investment expenses	-0.11%	(40)	—	-0.14%	(65)	—
Subtotal	4.06%	2,076	18	3.92%	2,188	187
Other investments (3)		491	68		138	(315)
Total		2,567	86		2,326	(128)

	Nine Months Ended September 30
	2021			2020
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (4)	Amount		Yield (4)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.55%	5,293	1,182	4.58%	5,606	98
Equity securities	1.13%	24	—	2.36%	40	—
Commercial mortgage and other loans	4.01%	890	48	4.00%	881	2
Policy loans	5.12%	151	—	5.36%	186	—
Short-term investments and cash equivalents	0.50%	42	(2)	0.92%	158	5
Gross investment income before investment expenses	4.21%	6,400	1,228	4.13%	6,871	105
Investment expenses	-0.15%	(187)	—	-0.14%	(212)	—
Subtotal	4.06%	6,213	1,228	3.99%	6,659	105
Other investments (3)		1,034	1,590		157	(3,732)
Total		7,247	2,818		6,816	(3,627)
__________
(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. The denominator in the yield percentage includes "Assets held-for-sale" as of September 30, 2021. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended September 30, 2021								Three Months Ended September 30, 2020
		Reconciling Items								Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	12,651	—	—	419	123	—	—	13,193	6,631	—	—	459	392	—	—	7,482
Policy charges and fee income	1,589	(59)	(19)	—	59	—	—	1,570	1,402	(40)	12	—	90	—	—	1,464
Net investment income	3,666	(8)	—	650	409	—	—	4,717	3,341	(14)	—	582	537	—	—	4,446
Realized investment gains (losses), net	122	113	(37)	168	66	—	—	432	54	39	(70)	18	(120)	—	—	(79)
Asset management fees, commissions and other income	1,635	73	—	84	(40)	(23)	—	1,729	1,439	287	—	242	161	(17)	—	2,112
Total revenues	19,663	119	(56)	1,321	617	(23)	—	21,641	12,867	272	(58)	1,301	1,060	(17)	—	15,425
Benefits and Expenses:
Insurance and annuity benefits	13,520	(9)	110	1,184	198	—	—	15,003	7,204	(88)	66	1,174	510	—	—	8,866
Interest credited to policyholders' account balances	665	68	7	31	146	—	—	917	692	96	(2)	32	333	—	—	1,151
Interest expense	367	—	—	—	1	—	—	368	398	—	—	—	3	—	—	401
Deferral of acquisition costs	(646)	—	—	—	(2)	—	—	(648)	(695)	—	—	—	(27)	—	—	(722)
Amortization of acquisition costs	525	(27)	25	4	2	—	—	529	483	106	15	7	27	—	—	638
General and administrative expenses	3,388	(11)	1	75	224	(20)	9	3,666	3,285	(9)	(3)	80	297	(18)	12	3,644
Total benefits and expenses	17,819	21	143	1,294	569	(20)	9	19,835	11,367	105	76	1,293	1,143	(18)	12	13,978

	Nine Months Ended September 30, 2021								Nine Months Ended September 30, 2020
		Reconciling Items								Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	25,624	—	—	1,313	578	—	—	27,515	20,113	—	—	1,457	1,269	—	—	22,839
Policy charges and fee income	4,474	(178)	(29)	—	193	—	—	4,460	4,276	(121)	32	—	289	—	—	4,476
Net investment income	10,543	(26)	—	1,865	1,269	—	—	13,651	9,597	(30)	—	1,638	1,629	—	—	12,834
Realized investment gains (losses), net	392	1,984	187	505	78	—	—	3,146	163	(2,532)	(438)	266	377	—	—	(2,164)
Asset management fees, commissions and other income	5,004	112	—	616	78	(72)	—	5,738	3,538	(293)	—	(43)	(202)	(86)	105	3,019
Total revenues	46,037	1,892	158	4,299	2,196	(72)	—	54,510	37,687	(2,976)	(406)	3,318	3,362	(86)	105	41,004
Benefits and expenses:
Insurance and annuity benefits	27,742	(153)	(58)	3,865	769	—	—	32,165	21,697	40	323	2,968	1,748	—	—	26,776
Interest credited to policyholders' account balances	2,016	375	(23)	93	298	—	—	2,759	2,097	(140)	43	96	1,279	—	—	3,375
Interest expense	1,112	—	—	—	4	—	—	1,116	1,179	—	—	1	7	—	—	1,187
Deferral of acquisition costs	(1,945)	—	—	—	(4)	—	—	(1,949)	(1,945)	—	—	—	(141)	—	—	(2,086)
Amortization of acquisition costs	1,570	159	(85)	15	3	—	—	1,662	1,593	(37)	208	20	98	—	—	1,882
General and administrative expenses	9,826	—	(6)	234	694	(19)	35	10,764	9,583	272	36	248	938	(24)	40	11,093
Total benefits and expenses	40,321	381	(172)	4,207	1,764	(19)	35	46,517	34,204	135	610	3,333	3,929	(24)	40	42,227

__________
(1) See page 38 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended December 31, 2020								Three Months Ended March 31, 2021
		Reconciling Items								Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	7,505	—	—	525	271	—	—	8,301	6,887	—	—	431	225	—	—	7,543
Policy charges and fee income	1,490	(13)	8	—	68	—	—	1,553	1,492	(76)	6	—	68	—	—	1,490
Net investment income	3,535	(9)	—	602	448	—	—	4,576	3,387	(12)	—	586	421	—	—	4,382
Realized investment gains (losses), net	72	(1,704)	202	(84)	(209)	—	—	(1,723)	169	1,851	95	72	(108)	—	—	2,079
Asset management fees, commissions and other income	1,993	496	—	405	480	(52)	—	3,322	1,821	(367)	—	276	(244)	(28)	—	1,458
Total revenues	14,595	(1,230)	210	1,448	1,058	(52)	—	16,029	13,756	1,396	101	1,365	362	(28)	—	16,952
Benefits and expenses:
Insurance and annuity benefits	8,303	(40)	(62)	1,338	369	—	—	9,908	7,530	(178)	(138)	1,215	285	—	—	8,714
Interest credited to policyholders' account balances	684	150	(22)	31	320	—	—	1,163	684	274	(13)	31	(208)	—	—	768
Interest expense	386	—	—	—	1	—	—	387	375	—	—	—	2	—	—	377
Deferral of acquisition costs	(676)	—	—	—	(1)	—	—	(677)	(691)	—	—	—	(1)	—	—	(692)
Amortization of acquisition costs	485	(78)	(76)	6	2	—	—	339	542	240	(49)	6	2	—	—	741
General and administrative expenses	3,946	(73)	(6)	82	250	(204)	14	4,009	3,273	5	(3)	79	237	26	13	3,630
Total benefits and expenses	13,128	(41)	(166)	1,457	941	(204)	14	15,129	11,713	341	(203)	1,331	317	26	13	13,538

	Three Months Ended June 30, 2021
		Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	6,086	—	—	463	230	—	—	6,779
Policy charges and fee income	1,393	(43)	(16)	—	66	—	—	1,400
Net investment income	3,490	(6)	—	629	439	—	—	4,552
Realized investment gains (losses), net	101	20	129	265	120	—	—	635
Asset management fees, commissions and other income	1,548	406	—	256	362	(21)	—	2,551
Total revenues	12,618	377	113	1,613	1,217	(21)	—	15,917
Benefits and expenses:
Insurance and annuity benefits	6,692	34	(30)	1,466	286	—	—	8,448
Interest credited to policyholders' account balances	667	33	(17)	31	360	—	—	1,074
Interest expense	370	—	—	—	1	—	—	371
Deferral of acquisition costs	(608)	—	—	—	(1)	—	—	(609)
Amortization of acquisition costs	503	(54)	(61)	5	(1)	—	—	392
General and administrative expenses	3,165	6	(4)	80	233	(25)	13	3,468
Total benefits and expenses	10,789	19	(112)	1,582	878	(25)	13	13,144
__________
(1) See page 38 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:
Adjusted operating income is a non-GAAP measure used by the Company to evaluate segment performance and to allocate resources. Adjusted operating income excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are designated as trading. Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Additionally, adjusted operating income excludes the changes in fair value of equity securities that are recorded in net income.

Adjusted Operating Income excludes market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, which we believe enhances the understanding of underlying performance trends. Adjusted operating income also excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations and discontinued operations and earnings attributable to noncontrolling interests, each of which is presented as a separate component of net income under GAAP. Additionally, adjusted operating income excludes other items, such as certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:
Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other operations.

4. Assets Under Administration:
Fair market value of assets in client accounts and mortgage servicing assets, which are reported on an unpaid principal balance basis, that are not included in Assets Under Management. Prudential does not receive a management fee on these assets, but may receive a fee for executing trades, custody or record keeping services, or servicing the mortgage loans. In addition, fair market value of assets for which Prudential provides non-discretionary investment advice and receives a fee.

5. Assets Under Management:
Fair market value of assets directly managed by Prudential or joint ventures of which Prudential has at least 50% ownership, and assets invested in investment options included in the Company’s products that are managed by third party sub-advised managers at the discretion of Prudential. This includes externally managed modified coinsurance for both Hartford and Allstate. It also includes the fair value of derivatives used in various portfolio management strategies related to the portfolio’s invested assets, regardless of the hedge accounting designation, but excludes direct hedges of product liabilities and expenses.

6. Book value per share of Common Stock:
Equity attributed to Prudential Financial, Inc. divided by the number of common shares outstanding at end of period, on a diluted basis. Book value per share excluding Accumulated Other Comprehensive Income (Loss) (“AOCI”) and adjusted to remove amount included for remeasurement of foreign currency exchange rate is a non-GAAP measure. These items are excluded in order to highlight the book value attributable to our core business operations. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations, separate from the portion that is affected by capital and currency market conditions, and by isolating the accounting impact associated with insurance liabilities that are generally not marked to market along with the supporting investments that are marked to market through AOCI under GAAP. However, book value per share excluding AOCI and adjusted to remove the amount included for foreign currency exchange rate remeasurement is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:
Debt utilized to meet the capital requirements of our business.

8. Borrowings - Operating Debt:
Debt utilized for business funding to meet specific purposes, which may include activities associated with our PGIM and Assurance IQ businesses. Operating debt also consists of debt issued to finance specific portfolios of investment assets, the proceeds from which will service the debt. Specifically, this includes assets supporting reserve requirements under Regulation XXX and Guideline AXXX, as well as funding for institutional and insurance company portfolio cash flow timing differences.

9. Divested and Run-off Businesses:
Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

10. Earned Premiums:
The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

11. General Account:
Includes assets of the insurance companies for which the Company bears the investment risk. These generally include assets supporting "Future Policy Benefits" and "Policyholders' Account Balances". General account assets also include assets of the parent company, Prudential Financial, Inc. and excludes assets recognized for statutory purposes that are specifically allocated to a separate account.

12. Gibraltar Life:
Includes results from consolidated joint venture operation of Gibraltar Life and Other operations.

13. Gibraltar Life Consultants:
Captive insurance agents for Gibraltar Life.

14. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

15. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:
Ratio of administrative operating expenses (excluding commissions) to gross premiums, and net policy charges and fee income.

16. Individual Annuity Account Values in General Account and Separate Account:
Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

17. Individual Annuities - Net Amounts at Risk:
Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

18. Insurance and Annuity Benefits:
Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

19. International Life Planners:
Captive insurance Advisors in our Life Planner operations.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

KEY DEFINITIONS AND FORMULAS

20. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the debt holder is only entitled to collect against the assets pledged to the debt as collateral or has very limited rights to collect against other assets.

21. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, seed and co-investment results, and commercial mortgage revenues.

22. PGIM Asset Under Management Classifications:
Public Equity - Represents stock ownership interest in a corporation or partnership (excluding hedge funds) or real estate investment trust.

Public Fixed Income - Represents debt instruments that pay fixed interest and usually have a maturity (excluding mortgages).

Real Estate - Includes direct real estate equity and real estate mortgages.

Private Credit and Other Alternatives - Includes private credit, private equity, hedge funds and other alternative strategies.

Multi-Asset - Includes funds or products that invest in more than one asset class, balancing equity and fixed income funds and target date funds.

23. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

24. Policy Persistency - International Businesses:
13 month persistency represents the average percentage of face amount of policies that are still in force at their 13th policy month. 25 month persistency represents the average percentage of face amount of policies that are still in force at their 25th policy month.

25. Prudential Advisors:
Captive financial professionals in our insurance operations in the United States.

26. Prudential Advisor Productivity:
Commissions on new sales of all products by Prudential Advisors financial professionals under contract for the entire period, divided by the number of those financial professionals. Excludes commissions on new sales by financial professionals hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

27. Prudential Financial, Inc. Equity:
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

28. Separate Accounts:
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

29. Wrap-Fee Products:
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2021

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of November 2, 2021
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A
Prudential Retirement Insurance and Annuity Company	A+	AA-	Aa3	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
CREDIT RATINGS:
as of November 2, 2021

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A1	A+

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Office:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com
Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.